UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported) March 9, 2005
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                                 24HOLDINGS INC.
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             (Exact Name of the Registrant as Specified in Charter)

     Delaware                      000-22281                     33-0726608
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 (State or Other                  (Commission                   (IRS Employer
  Jurisdiction                    File Number)               Identification No.)
of Incorporation)

 Cyberia House, Church Street, Basingstoke, Hampshire RG21 7QN, United Kingdom
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  +44 1256 867 800
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     The Registrant has been made aware that Infinicom AB, the owner of a majority of the outstanding voting stock of the Registrant, has entered into a non-binding letter of intent with an undisclosed third party to sell all of its ownership interest in the Registrant. This transaction, if consummated, would result in a change in control of the Registrant and would involve the sale by the Registrant to Infinicom AB of the Registrant's operating subsidiary.

     A press release issued by Infinicom AB announcing the letter of intent is attached as Exhibit 99.1, and is incorporated by reference into this current report.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.    Description
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99.1           Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        24HOLDINGS INC.

Date: March 9, 2005                     By: /s/ Roger Woodward
                                           -------------------------------------
                                           Name:   Roger Woodward
                                           Title:  Chief Financial Officer